UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2011

RADIANT LOGISTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50283	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004-6475
(Address of Principal Executive Offices) (Zip Code)

(800) 843-4784
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL EXPLANATION

The purpose of this Report is to amend the registrant’s Current Report on Form 8-K dated April 6, 2011 relative to the acquisition of DBA Distribution By Air, Inc.  This Report amends the information provided under Items 9.01(a) and 9.01(b).

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

(i)           DBA Distribution Services, Inc. Audited Financial Statements as and for the years ended August 31, 2010 and 2009 (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2011).

(ii)           DBA Distribution Services, Inc. Interim Financial Statements as and for the quarters ended November 30, 2010 and 2009.

Balance Sheets	2
Statements of Operations	3
Statements of Stockholders’ Equity	4
Statements of Cash Flows	5-6
Notes to Financial Statements	7-13

(b) Pro forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, pro forma financial information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 days after the date this Report was required to be filed.

Financial Statements provided under Item 9.01(a)

Index
Page

Balance Sheets
November 30, 2010 and 2009	2

Statements of Operations
Three Months Ending November 30, 2010 and 2009	3

Statements of Stockholders' Equity
Three Months Ending November 30, 2010 and 2009	4

Statements of Cash Flows
Three Months Ending November 30, 2010 and 2009	5-6

Notes to Financial Statements	7-13

DBA DISTRIBUTION SERVICES, INC. BALANCE SHEET NOVEMBER 30, 2010 AND 2009

Assets	2010	2009
	(Unaudited)	(Unaudited)
Current assets:
Cash and cash equivalents	$2,470,011	$2,155,744
Accounts Receivable, net of allowance for doubtful
accounts of $521,235 and $694,305	15,588,422	15,344,520
Prepaid income taxes	-	244,770
Prepaid expenses and other current assets	309,385	334,280
Deferred tax assets	267,000	313,000
Total current assets	18,634,818	18,392,314

Equipment and leasehold improvements, net of
accumulated depreciation and amortization	547,128	598,924
Deferred tax assets, net	229,000	-
Other assets	393,945	385,129
Totals	$19,804,891	$19,376,367

Liabilities and Stockholders' Equity
Current liabilities
Current portion of related party notes payable	$617,935	$308,975
Current portion of long-term debt	11,308	-
Current portion of capital lease obligation	47,479	44,696
Accounts payable and accrued expenses	11,989,029	11,918,827
Total current liabilities	12,665,751	12,272,498

Related party notes payable, net of current portion	619,050	928,010
Long-term debt	57,706	-
Capital lease obligation, net of current portion	99,021	146,873
Deferred tax liabilities, net	-	10,000
Deferred rent	272,284	301,366
Total liabilities	13,713,812	13,658,747

Stockholders' equity:
Common stock, no par value; 2,500,000 shares
authorized; 500,000 shares issued	5,000	5,000
Additional paid-in capital	605,237	598,992
Retained earnings	7,245,752	6,878,538
Total	7,855,989	7,482,530
Less: Treasury stock, 307,693 and 307,693 shares at cost	(1,764,910)	(1,764,910)
Total stockholders' equity	6,091,079	5,717,620

Totals	$19,804,891	$19,376,367

See accompanying notes to financial statements

DBA DISTRIBUTION SERVICES, INC. STATEMENTS OF OPERATIONS THREE MONTHS ENDING NOVEMBER 30, 2010 AND 2009

	2010	2009
	(Unaudited)	(Unaudited)

Net revenue	$25,640,036	$22,681,320

Cost of Revenue	22,306,272	19,608,732

Gross Profit	3,333,764	3,072,588

Selling, general and administrative	2,892,308	2,826,052

Income from operations	441,456	246,536

Other income (expense)
Interest income	-	862
Interest expense	(18,705)	(18,045)
Gain on foreign currency	8,494	20,244
Miscellaneous	5,039	1,801
Totals	(5,172)	4,862

Income before income taxes	436,284	251,398

Provision for income taxes	174,514	100,955

Net income	$261,770	$150,443

See accompanying notes to financial statements

DBA DISTRIBUTION SERVICES, INC. STATEMENTS OF STOCKHOLDERS' EQUITY THREE MONTHS ENDING NOVEMBER 30, 2010

	Common Stock		Additional Paid-in	Retained	Treasury	Total Stockholders'
	Amount	Shares	Capital	Earnings	Stock	Equity
Balance, September 1, 2010	$5,000	500,000	$605,237	$6,983,982	$(1,764,910)	$5,829,309
Net income				261,770		261,770
Balance, November 30, 2010	$5,000	500,000	$605,237	$7,245,752	$(1,764,910)	$6,091,079

See accompanying notes to financial statements

DBA DISTRIBUTION SERVICES, INC. STATEMENTS OF CASH FLOWS THREE MONTHS ENDING NOVEMBER 30, 2010 AND 2009

	2010	2009
	(Unaudited)	(Unaudited)
Operating activities:
Net income	$261,770	$150,443
Adjustment to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	44,197	55,104
Bad debts	142,485	146,250
Compensation from stock awards	-	-
Deferred income taxes	(19,000)	(57,000)
Changes in operating assets and liabilities:
Accounts receivable	(943,495)	(3,051,839)
Prepaid expenses and other current assets	(64,096)	94,017
Accounts payable and accrued expenses	573,774	2,381,380
Income taxes payable	32,022	157,045
Net cash provided by operating activities	27,657	(124,600)

Investing activities:
Purchases of equipment and leasehold improvements	-	(1,178)
Cash surrender value of officers' life insurance	-	-
Net cash used in investing activities	-	(1,178)

Financing activities:
Repayments of related party notes payable
Repayments of capital lease obligation	(11,331)	(10,957)
Repayments of long-term debt	(2,916)	-
Net cash used in financing activities	(14,247)	(10,957)

Net increase in cash and cash equivalents	13,410	(136,735)
Cash and cash equivalents, beginning of year	2,456,601	2,292,479
Cash and cash equivalents, end of year	$2,470,011	$2,155,744

See accompanying notes to financial statements

DBA DISTRIBUTION SERVICES, INC. STATEMENTS OF CASH FLOWS THREE MONTHS ENDING NOVEMBER 30, 2010 AND 2009

	2010	2009
	(Unaudited)	(Unaudited)
Supplemental disclosure of cash flow data:
Interest paid	$18,705	$18,045

Income taxes paid	$5,000	$-

See accompanying notes to financial statements

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and business:
DBA Distribution Services, Inc. (the "Company") was incorporated in the State of New Jersey on September 5, 1985. The Company is a domestic freight forwarder that operates two terminals and over twenty exclusive sales agencies throughout the United States. The Company also offers international freight forwarding and fulfillment services.

Note 2 - Summary of significant accounting policies:
Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Concentrations of credit risk:
Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high credit quality financial institutions. At times, such amounts may exceed Federally insured limits. The Company had cash and cash equivalent balances in excess of Federally insured limits of approximately $2,622,000 and $2,276,000 at November 30, 2010 and 2009, respectively. Concentrations of credit risk with respect to accounts receivables are limited by the large number of customers comprising the Company's customer base and their geographical dispersion. The Company closely monitors the extension of credit to its customers while maintaining allowances for potential credit losses. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit considerations.

Equipment and leasehold improvements:
Equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization. Depreciation for equipment is computed primarily using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lesser of their estimated useful life or the life of the related lease. Amortization of equipment held under capital lease is included in depreciation.

Deferred rent:
Rent expense is recognized on a straight-line basis over the term of each operating lease and considers the impact of rent holidays and future rent increases.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (continued):
Revenue recognition:
Revenue is recognized when freight is received from the shipper or when freight leaves the Company's terminal with accrual of the estimated direct costs to complete delivery.

Advertising:
The Company expenses the costs of advertising as incurred. Advertising costs charged to operations amounted to $2,021 and $1,125 for the three months ending November 30, 2010 and 2009, respectively.

Foreign currency transactions:
Assets and liabilities representing accounts payable denominated in foreign currencies are presented in United States dollars at exchange rates in effect at the end of the accounting period.

The Company utilizes forward currency contracts to reduce exposure to exchange rate risk. The Company uses these contracts to satisfy liabilities payable in a foreign currency. The Company recognizes derivatives, when material, as either assets or liabilities in the balance sheet and measures those instruments at fair value. Forward currency contracts qualify as fair value hedging instruments that give rise to foreign currency transaction gains and losses, which the Company recognizes in current earnings along with the change in the carrying amount of the hedged commitment. At November 30, 2010 and 2009, the Company's investments in foreign currency contracts are immaterial.

Income taxes:
The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the temporary differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The Company adopted the new accounting for uncertainty in income taxes guidance on September 1, 2009. The adoption of that guidance did not result in the recognition of any unrecognized tax benefits and the Company has no unrecognized tax benefits at November 30, 2010. The Company's Federal and state income tax returns prior to fiscal year 2006 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (concluded):
Income taxes (concluded):
The Company recognizes interest and penalties associated with tax matters as part of selling, general and administrative expenses and includes accrued interest and penalties with the related tax liability in the balance sheets.

Note 3 - Other assets:
Other assets consist of the following:

	2010	2009
Cash surrender value of officers' life insurance	$206,978	$200,370
Security deposits	186,967	184,759

Totals	$393,945	$385,129

Note 4 - Equipment and leasehold improvements:
Equipment and leasehold improvements consist of the following:

	Estimated
	Useful Lives	2010	2009

Automobiles and transportation equipment	5 years	$10,438	$10,438
Machinery and equipment	5 years	636,849	632,352
Software	5 years	417,563	401,078
Office equipment	5 years	369,124	355,720
Leasehold improvements	Term of lease	269,794	143,823
		1,703,768	1,543,411
Less accumulated depreciation and
amortization		1,156,640	944,487

Totals		$547,128	$598,924

Included in machinery and equipment at November 30, 2010 is equipment held under a capital lease obligation with a cost of $317,392. Included in accumulated depreciation and amortization is $132,247 related to equipment held under capital lease at November 30, 2010. Depreciation and amortization expense amounted to $44,197 and $55,104 for the three months ended November 30, 2010 and 2009.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 5 - Stock option plan:
Effective June 30, 2008, the Company adopted the 2008 Stock Option Plan (the "Plan") the purpose of which is to aid the Company in recruiting and retaining key employees, officers, directors or consultants of outstanding ability and to motivate such employees, officers, directors or consultants to exert their best efforts on behalf of the Company by providing incentives through the granting of options. The Plan allows, at the administrator's discretion, the granting of up to 21,368 shares of the Company's common stock at an option price to be no less than the fair market value of the Company's common stock on the date such options are granted. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the administrator, in its sole discretion, but in no event shall an option be exercisable more than ten years after the date on which it is granted. Furthermore, no options shall be granted after the ten-year anniversary of the effective date. There were no options granted under the Plan during the three month periods ending November 30, 2010 and 2009.

Note 6 - Line of credit:
During May 2009, the Company entered into a $1,000,000 line of credit agreement (the "Line") with a bank, which expires in May 2011. Borrowings are collateralized by substantially all of the Company's assets. The Line is subject to certain financial covenants, as defined. The Line bears interest at either a base rate option or LIBOR option, as defined. There were no outstanding borrowings under this Line at November 30, 2010.

Note 7 - Related party notes payable:
In connection with a stock purchase agreement dated June 30, 2008, the Company issued two notes to the original shareholders. The notes are payable in semi-monthly installments ($6,553 and $5,371), including 5% interest, through March 2014 and are subordinated to borrowings under the Line (see Note 6). No principal payments were made on the notes during 2010. Principal payment requirements on related party notes payable in each of the twelve month periods subsequent to November 30, 2010 are $617,935 in 2011, $258,195 in 2012, $271,419 in 2013, $89,436 in 2014.

Interest expense charged to operations related to such notes payables was approximately $15,000 for each of the three month periods ending November 30, 2010 and 2009.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 8 - Long-term debt:
Long-term debt consists of two notes related to deposits on leasehold improvements. The notes are payable in monthly installments of $1,316, including 7% interest, through February 2016. Principal payment requirements for each of the twelve-month periods ending subsequent to November 30, 2010 are as follows:

Period Ending
November 30,	Amount

2011	$11,308
2012	12,124
2013	13,000
2014	13,940
2015	14,950

Note 9 - Capital lease obligation:
The Company is the lessee of equipment under a capital lease obligation expiring October 2013. The equipment held under capital lease is recorded at present value of the minimum lease payments.

Minimum future lease payments, together with the present value of the net minimum lease payments, for each of the twelve-month periods ending subsequent to November 30, 2010 are as follows:

Period Ending
November 30,	Amount

2011	$54,156
2012	54,156
2013	49,646
157,958
Less amount representing interest	11,458
Present value of net minimum lease payments	146,500
Less current portion	47,479

Long-term portion	$99,021

Note 10 - Profit-sharing plan:
The Company maintains a 401(k) profit-sharing plan covering substantially all of its employees. The Company did not contribute to the plan during the three months ending November 30, 2010 and 2009.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 11 - Income taxes:
The provision (credit) for income taxes consists of the following:

	2010	2009
Current:
Federal	$157,514	$130,955
State	36,000	27,000
Totals	193,514	157,955
Deferred:
Federal	(17,000)	(47,000)
State	(2,000)	(10,000)
Totals	(19,000)	(57,000)
Totals	$174,514	$100,955

Deferred tax assets (liabilities), net consist of the following:

	2010	2009

Deferred tax assets	$668,000	$455,000
Deferred tax liabilities	(172,000)	(152,000)
Net deferred tax assets	496,000	303,000
Current portion	267,000	313,000
Net long-term deferred tax assets (liabilities)	$229,000	$(10,000)

Deferred tax assets arise primarily from certain accrued expenses which are not deductible for income tax purposes until paid and a provision for uncollectible accounts which is not deductible for income tax purposes until all collection efforts have ceased.

Deferred tax liabilities arise primarily from the use of accelerated depreciation method for income tax purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management has determined that the realization of recorded deferred tax assets is more likely than not; accordingly, no valuation allowance has been recorded.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 12 - Commitments and contingencies:
Leases:
The Company leases three facilities and equipment under various non-cancelable operating lease agreements which expire through 2015. Rent expense amounted to $401,085 and $397,972 during the three months ended November 30, 2010 and 2009, respectively.

Future minimum lease payments for the each of the twelve month periods ending November 30, 2011 and thereafter are as follows:

Period Ending
November 30,

2011	$1,517,297
2012	1,507,329
2013	1,518,131
2014	1,541,522
2015	1,150,421
Thereafter	254,651

Total	$7,489,351

Litigation:
In the normal course of business, the Company is party to various claims and legal proceedings. Although the ultimate outcome of these matters cannot presently be determined, management of the Company, after consultation with legal counsel, does not believe that the resolution of these matters will have a material effect upon the Company’s financial position, results of operations or cash flows.

Note 13 - Fair value of financial instruments:
The Company's material financial instruments at November 30, 2010 and 2009 for which disclosure of estimated fair value is required by certain accounting standards consisted primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, related party notes payable, long-term debt and capital lease obligations. The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses are equal to their carrying value based on their liquidity and short-term maturities. The fair values of related party notes payable, long-term debt and capital lease obligations approximate their carrying value in that such obligations bear interest at rates that approximate current market rates.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: April 14, 2011	By: /s/ Bohn H. Crain
Bohn Crain Chairman and Chief Executive Officer